Exhibit 99.2

BANKFINANCIAL CORPORATION
SECOND QUARTER 2017
QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT
FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.
The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2017		2016
	IIQ	IQ	IVQ	IIIQ	IIQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income to average total assets) (1)	0.64%	0.47%	0.57%	0.66%	0.22%
Return on equity (ratio of net income to average equity) (1)	5.08	3.66	4.41	4.86	1.59
Net interest rate spread (1)	3.10	3.15	3.01	3.23	3.21
Net interest margin (1)	3.22	3.26	3.11	3.33	3.31
Efficiency ratio	69.62	82.66	76.23	73.60	79.80
Noninterest expense to average total assets (1)	2.38	2.82	2.59	2.62	2.78
Average interest–earning assets to average interest–bearing liabilities	131.33	132.57	133.71	134.36	136.17
Number of full service offices	19	19	19	19	19
Employees (full time equivalents)	247	242	246	242	253

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$9,835	$10,247	$13,053	$9,499	$11,509
Interest-bearing deposits in other financial institutions	71,771	65,219	83,631	91,031	74,048
Securities, at fair value	109,762	110,230	107,212	99,899	105,698
Loans receivable, net	1,335,835	1,319,287	1,312,952	1,241,808	1,207,553
Other real estate owned, net	4,896	5,301	3,895	4,381	5,373
Stock in Federal Home Loan Bank and Federal Reserve Bank, at cost	8,290	8,147	11,650	6,257	6,257
Premises and equipment, net	30,889	31,149	31,413	31,856	32,021
Intangible assets	531	653	782	911	1,040
Bank owned life insurance	22,723	22,657	22,594	22,538	22,484
Deferred taxes	20,676	22,103	22,411	23,715	25,187
Other assets	8,210	8,480	10,444	8,378	8,661
Total assets	$1,623,418	$1,603,473	$1,620,037	$1,540,273	$1,499,831

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,347,887	$1,329,282	$1,339,390	$1,316,695	$1,268,602
Borrowings	50,877	52,046	51,069	1,406	1,469
Other liabilities	24,592	20,124	24,798	18,505	23,053
Total liabilities	1,423,356	1,401,452	1,415,257	1,336,606	1,293,124
Stockholders’ equity	200,062	202,021	204,780	203,667	206,707
Total liabilities and stockholders’ equity	$1,623,418	$1,603,473	$1,620,037	$1,540,273	$1,499,831
(1)Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2017		2016
	IIQ	IQ	IVQ	IIIQ	IIQ
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$13,649	$13,362	$12,743	$12,845	$12,581
Total interest expense	1,456	1,276	1,148	1,014	952
Net interest income before provision (recovery)	12,193	12,086	11,595	11,831	11,629
Provision for (recovery of) loan losses	49	161	(539)	(525)	1,315
Net interest income	12,144	11,925	12,134	12,356	10,314
Noninterest income	1,607	1,544	1,777	1,637	1,537
Noninterest expense	9,607	11,266	10,194	9,912	10,506
Income before income tax	4,144	2,203	3,717	4,081	1,345
Income tax expense	1,572	322	1,458	1,573	514
Net income	$2,572	$1,881	$2,259	$2,508	$831
Basic earnings per common share	$0.14	$0.10	$0.12	$0.13	$0.04
Diluted earnings per common share	$0.14	$0.10	$0.12	$0.13	$0.04

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$569	$529	$563	$583	$541
Other fee income	490	481	574	478	505
Insurance commissions and annuities income	52	77	122	53	72
Gain on sales of loans, net	53	7	16	38	3
Gain on other assets	—	—	38	—	—
Loan servicing fees	62	68	62	66	75
Amortization of servicing assets	(28)	(31)	(32)	(28)	(40)
Recovery of servicing assets	—	—	16	—	3
Earnings on bank owned life insurance	66	63	56	54	46
Trust income	193	172	182	167	165
Other	150	178	180	226	167
Total noninterest income	$1,607	$1,544	$1,777	$1,637	$1,537

Noninterest Expense
Compensation and benefits	$5,110	$6,352	$5,734	$5,315	$5,713
Office occupancy and equipment	1,599	1,622	1,611	1,487	1,635
Advertising and public relations	259	381	252	144	252
Information technology	679	753	762	707	699
Supplies, telephone, and postage	358	332	346	345	297
Amortization of intangibles	122	129	129	129	129
Nonperforming asset management	27	104	99	89	127
Loss (gain) on sales of other real estate owned	15	16	(113)	(15)	(38)
Valuation adjustments of other real estate owned	54	20	70	115	10
Operations of other real estate owned	176	177	121	143	177
FDIC insurance premiums	125	187	64	238	236
Other	1,083	1,193	1,119	1,215	1,269
Total noninterest expense	$9,607	$11,266	$10,194	$9,912	$10,506

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2017		2016
	IIQ	IQ	IVQ	IIIQ	IIQ
LOANS
One–to–four family residential real estate loans	$115,659	$122,310	$135,218	$142,130	$147,876
Multi–family mortgage loans	555,691	549,829	542,887	505,369	504,158
Nonresidential real estate loans	177,436	179,896	182,152	186,504	191,685
Construction and land loans	2,265	1,354	1,302	1,005	1,767
Commercial loans	129,200	105,671	103,063	106,878	84,951
Commercial leases	360,397	364,768	352,539	304,753	282,629
Consumer loans	1,829	1,896	2,255	1,846	1,744
	1,342,477	1,325,724	1,319,416	1,248,485	1,214,810
Net deferred loan origination costs	1,480	1,534	1,663	1,657	1,658
Allowance for loan losses	(8,122)	(7,971)	(8,127)	(8,334)	(8,915)
Loans, net	$1,335,835	$1,319,287	$1,312,952	$1,241,808	$1,207,553

LOAN ORIGINATIONS (1)
One–to–four family residential real estate loans	$1,708	$1,141	$1,426	$2,322	$2,279
Multi–family mortgage loans	22,938	25,613	54,954	25,062	18,017
Nonresidential real estate loans	1,577	8,376	9,033	3,518	3,587
Construction and land loans	936	76	359	92	—
Commercial loans	104,571	48,899	49,385	67,919	54,149
Commercial leases (3)	46,821	61,550	87,855	54,717	54,633
Consumer loans	591	636	611	883	1,025
	$179,142	$146,291	$203,623	$154,513	$133,690

LOAN PAYMENTS and PAYOFFS (2)
One–to–four family residential real estate loans	$7,528	$13,007	$8,698	$7,245	$8,500
Multi–family mortgage loans	16,351	18,464	16,999	24,276	27,188
Nonresidential real estate loans	3,954	9,834	12,697	8,740	30,024
Construction and land loans	25	24	24	852	33
Commercial loans	79,141	46,291	53,147	45,990	45,528
Commercial leases	49,970	47,695	35,984	31,437	48,774
Consumer loans	611	600	633	801	1,080
	$157,580	$135,915	$128,182	$119,341	$161,127

LOAN PAYMENTS and PAYOFFS (Loans rated 5 or higher) (2)
One–to–four family residential real estate loans	$138	$5	$350	$220	$778
Multi–family mortgage loans	728	770	1,131	1,155	4,163
Nonresidential real estate loans	104	1,792	1,690	500	19,164
Construction and land loans	—	—	—	828	—
Commercial loans	5,980	5,941	5,681	6,037	12,243
Commercial leases	486	498	177	203	197
	$7,436	$9,006	$9,029	$8,943	$36,545

(1)	Loan originations include draws on revolving lines of credit and exclude loan renewals.

(2)	Loan payments and payoffs exclude loan renewals.

(3)	Commercial lease originations include $20.4 and $55.0 million purchased investment grade commercial leases for the quarters ended March 31, 2017 and December 31, 2016, respectively.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2017		2016
	IIQ	IQ	IVQ	IIIQ	IIQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans (1):
One–to–four family residential real estate loans	$2,585	$2,296	$2,851	$2,691	$2,625
Multi–family mortgage loans	371	106	185	508	1,021
Nonresidential real estate loans	—	—	260	717	754
Nonaccrual loans	2,956	2,402	3,296	3,916	4,400

Loans past due over 90 days, still accruing	—	—	—	—	828

Other real estate owned:
One–to–four family residential real estate loans	1,946	1,986	1,565	2,281	2,433
Multi–family real estate	357	615	370	393	737
Nonresidential real estate	1,736	1,808	1,066	780	1,065
Land	857	892	894	927	1,138
Other real estate owned	4,896	5,301	3,895	4,381	5,373

Nonperforming assets	$7,852	$7,703	$7,191	$8,297	$10,601

Asset Quality Ratios
Nonperforming assets to total assets	0.48%	0.48%	0.44%	0.54%	0.71%
Nonperforming loans to total loans	0.22	0.18	0.25	0.31	0.43
Nonperforming commercial-related loans to total commercial-related loans (2)	0.03	0.01	0.04	0.11	0.24
Nonperforming residential and consumer loans to total residential and consumer loans	2.20	1.85	2.08	1.87	1.75
Allowance for loan losses to nonperforming loans	274.76	331.85	246.57	212.82	170.52

Concentrations of Credit
Commercial Real Estate for FFIEC Concentration Limits	$702,476	$696,933	$690,879	$658,887	$662,493
% FFIEC Total Capital	386.32%	386.37%	410.96%	399.18%	410.28%

Multi–family mortgage loans - 50% risk based capital qualified (included above)	$309,867	$308,653	$305,436	$269,641	$246,117
% FFIEC Total Capital	170.41%	171.11%	181.68%	163.36%	152.42%

Commercial Leases - Investment Grade	$255,375	$279,345	$268,022	$215,237	$199,020
Commercial Leases - Other	105,022	85,423	84,517	89,516	83,609

(1)	Purchased impaired loans are combined with nonaccrual loans in the above table.

(2)	Commercial-related loans include Multi-family mortgage, Nonresidential, Construction, Land and Commercial loans and Leases.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2017		2016
	IIQ	IQ	IVQ	IIIQ	IIQ
SUBSTANDARD PERFORMING LOANS
One–to–four family residential real estate loans	$364	$726	$670	$475	$335
Multi–family mortgage loans	487	769	1,048	2,119	2,025
Nonresidential real estate loans	106	108	1,845	2,407	3,194
Construction and land loans	—	—	—	—	830
Commercial loans	1,007	14	66	75	225
Consumer loans	6	—	—	—	2
	$1,970	$1,617	$3,629	$5,076	$6,611

PERFORMING LOANS GREATER THAN 30 DAYS PAST DUE
30 – 59 days past due	$2	$4,008	$2,237	$685	$171
60 – 89 days past due	99	3	617	419	71
Matured Loans	—	315	270	784	277
	$101	$4,326	$3,124	$1,888	$519

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$7,971	$8,127	$8,334	$8,915	$9,416
Charge offs:
One–to–four family residential real estate loans	(22)	(171)	(30)	(102)	(355)
Multi–family mortgage loans	—	(3)	(28)	—	(6)
Nonresidential real estate loans	—	(165)	(3)	(55)	(1,657)
Consumer loans	—	—	(1)	(6)	(2)
	(22)	(339)	(62)	(163)	(2,020)
Recoveries:
One–to–four family residential real estate loans	79	6	229	5	6
Multi–family mortgage loans	40	11	6	10	9
Nonresidential real estate loans	—	—	—	39	161
Commercial loans	5	5	159	45	28
Commercial leases	—	—	—	7	—
Consumer loans	—	—	—	1	—
	124	22	394	107	204
Net (charge–offs) recoveries	102	(317)	332	(56)	(1,816)
Provision for (recovery of ) loan losses	49	161	(539)	(525)	1,315
Ending balance	$8,122	$7,971	$8,127	$8,334	$8,915

Allowance for loan losses to total loans	0.61%	0.60%	0.62%	0.67%	0.73%
Net (charge–off) recovery ratio (1)	0.03	(0.10)	0.11	(0.02)	(0.60)

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2017		2016
	IIQ	IQ	IVQ	IIIQ	IIQ
DEPOSITS
Noninterest–bearing demand	$229,921	$234,415	$249,539	$234,652	$231,928
Savings deposits	160,544	161,938	160,002	155,199	158,669
Money market accounts	305,300	304,981	311,183	320,814	315,615
Interest–bearing NOW accounts	286,400	266,157	267,054	263,286	258,083
Certificates of deposits - retail	222,744	219,068	220,602	223,642	223,948
Certificates of deposits - wholesale	142,978	142,723	131,010	119,102	80,359
	$1,347,887	$1,329,282	$1,339,390	$1,316,695	$1,268,602

SELECTED AVERAGE BALANCES
Total average assets	$1,612,121	$1,595,191	$1,576,345	$1,511,475	$1,510,115
Total average interest–earning assets	1,519,573	1,502,146	1,481,775	1,414,736	1,413,161
Average loans	1,318,473	1,313,299	1,253,224	1,225,480	1,210,726
Average securities	109,454	113,756	99,767	106,904	108,865
Average stock in FHLB & FRB	8,250	9,158	8,133	6,257	6,257
Average other interest–earning assets	83,396	65,933	120,651	76,095	87,313
Total average interest–bearing liabilities	1,157,060	1,133,098	1,108,181	1,052,916	1,037,781
Average interest–bearing deposits	1,105,881	1,083,792	1,088,265	1,050,935	1,034,674
Average borrowings	51,179	49,306	19,916	1,981	3,107
Average stockholders’ equity	202,360	205,379	205,071	206,237	209,231

SELECTED YIELDS AND COST OF FUNDS (1):
Total average interest–earning assets	3.60%	3.61%	3.42%	3.61%	3.58%
Average loans	3.94	3.94	3.87	4.02	4.02
Average securities	1.31	1.24	1.20	1.14	1.13
Average other interest–earning assets	1.13	0.95	0.78	0.73	0.75
Total average interest–bearing liabilities	0.50	0.46	0.41	0.38	0.37
Average interest–bearing deposits	0.47	0.44	0.41	0.38	0.37
Average borrowings	1.19	0.79	0.64	0.40	0.26
Net interest rate spread	3.10	3.15	3.01	3.23	3.21
Net interest margin	3.22	3.26	3.11	3.33	3.31
(1)     Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2017		2016
	IIQ	IQ	IVQ	IIIQ	IIQ
CAPITAL RATIOS
BankFinancial Corporation
Equity to total assets (end of period)	12.32%	12.60%	12.64%	13.22%	13.78%
Tangible equity to tangible total assets (end of period)	12.29	12.56	12.60	13.17	13.72
Risk–based total capital ratio	16.29	16.65	16.96	17.64	18.09
Common Tier 1 (CET1)	15.59	15.96	16.25	16.87	17.26
Risk–based tier 1 capital ratio	15.59	15.96	16.25	16.87	17.26
Tier 1 leverage ratio	11.42	11.58	11.92	12.28	12.41
Tier 1 capital	$182,088	$182,508	$185,718	$183,092	$184,695
BankFinancial, NA
Risk–based total capital ratio	15.57%	15.76%	14.72%	15.21%	15.09%
Common Tier 1 (CET1)	14.88	15.06	14.01	14.44	14.26
Risk–based tier 1 capital ratio	14.88	15.06	14.01	14.44	14.26
Tier 1 leverage ratio	10.89	10.94	10.27	10.51	10.25
Tier 1 capital	$173,717	$172,410	$159,986	$156,725	$152,559

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$14.92	$14.52	$14.82	$12.70	$11.99
High	15.31	15.24	15.12	12.80	12.89
Low	13.43	13.13	12.15	11.75	11.38
Common shares outstanding	18,229,860	18,440,440	19,233,760	19,271,211	19,678,697
Book value per share	$10.97	$10.96	$10.65	$10.57	$10.50
Tangible book value per share	$10.95	$10.92	$10.61	$10.52	$10.45
Cash dividends declared on common stock	$0.07	$0.06	$0.06	$0.05	$0.05
Dividend payout ratio	49.94%	61.42%	51.09%	38.82%	119.60%
Stock repurchases	$3,188	$3,379	$520	$5,022	$3,280
Stock repurchases – shares	216,391	232,045	37,451	407,486	260,803

EARNINGS PER SHARE COMPUTATIONS
Net income	$2,572	$1,881	$2,259	$2,508	$831
Average common shares outstanding	18,330,972	19,243,941	19,257,435	19,460,022	19,827,581
Less: Unearned ESOP shares	—	(600,947)	(645,751)	(670,351)	(694,773)
Unvested restricted stock shares	(940)	(940)	(940)	(940)	(2,690)
Weighted average common shares outstanding	18,330,032	18,642,054	18,610,744	18,788,731	19,130,118
Plus: Dilutive common shares equivalents	423	5,462	170,683	323	317
Weighted average dilutive common shares outstanding	18,330,455	18,647,516	18,781,427	18,789,054	19,130,435
Basic earnings per common share	$0.14	$0.10	$0.12	$0.13	$0.04
Diluted earnings per common share	$0.14	$0.10	$0.12	$0.13	$0.04
Number of anti–dilutive stock options excluded from the diluted earnings per share calculation	—	—	—	536,459	536,459
Weighted average exercise price of anti–dilutive options	$—	$—	$—	$12.99	$12.99

BANKFINANCIAL CORPORATION
NON–GAAP FINANCIAL MEASURES
BankFinancial Corporation, a Maryland corporation (“the Company”) utilizes a number of different financial measures, both GAAP and non–GAAP, in making operating, budgeting and planning decisions for future periods. Generally, a non–GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. The Company believes that the use of the non–GAAP financial measures described below provides the Board of Directors and management, and may provide some investors, with a more complete understanding of the Company’s operating results and trends, and facilitate comparisons to historical and peer performance. The Company’s non–GAAP financial measures should be considered supplemental in nature and should not be considered in isolation, or as superior to or a substitute for, financial measures that are prepared in accordance with GAAP. In addition, the Company’s non–GAAP financial measures may differ from similar non–GAAP financial measures that are used by other companies, thus limiting their usefulness as a comparative tool.
These measures include pre–tax pre–provision earnings from adjusted operations and pre–tax pre–provision earnings from adjusted operations to average total assets. Management believes that by excluding equity-based compensation expense, other real estate owned related income and expense items and nonperforming asset management expenses from noninterest expense, these measures better reflect our adjusted operating performance.

BANKFINANCIAL CORPORATION
NON-GAAP FINANCIAL MEASURES
(Dollars in thousands, except per share) - (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Pre–tax pre–provision earnings from adjusted operations
Income before income taxes	$4,144	$1,345	$6,347	$4,402
Provision for loan losses	49	1,315	210	825
	4,193	2,660	6,557	5,227
Adjustments:
Equity-based compensation	—	391	1,076	768
Nonperforming asset management	27	127	131	211
Loss (gain) on sale of other real estate owned	15	(38)	31	—
Valuation adjustments of other real estate owned	54	10	74	129
Operations of other real estate owned	176	177	353	396
Adjustments	272	667	1,665	1,504
Pre–tax pre–provision earnings from adjusted operations	$4,465	$3,327	$8,222	$6,731

Pre–tax pre–provision earnings from adjusted operations to average total assets (1)	1.11%	0.88%	1.03%	0.89%

(1)	Annualized

BANKFINANCIAL CORPORATION
NON-GAAP FINANCIAL MEASURES
(Dollars in thousands, except per share) - (Unaudited)

FOR THE LATEST FIVE QUARTERS

	2017		2016
	IIQ	IQ	IVQ	IIIQ	IIQ
Pre–tax pre–provision (recovery) earnings from adjusted operations
Income before income taxes	$4,144	$2,203	$3,717	$4,081	$1,345
Provision for (recovery of) loan losses	49	161	(539)	(525)	1,315
	4,193	2,364	3,178	3,556	2,660
Adjustments:
Equity-based compensation	—	1,076	107	107	391
Nonperforming asset management	27	104	99	89	127
Loss (gain) on sale of other real estate owned	15	16	(113)	(15)	(38)
Valuation adjustments of other real estate owned	54	20	70	115	10
Operations of other real estate owned	176	177	121	143	177
	272	1,393	284	439	667
Pre–tax pre–provision (recovery) earnings from adjusted operations	$4,465	$3,757	$3,462	$3,995	$3,327

Pre–tax pre–provision (recovery) earnings from adjusted operations to average total assets (1)	1.11%	0.94%	0.88%	1.06%	0.88%

(1)	Annualized